SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2001

                                  CWMBS, INC.

                                  (Depositor)

   (Issuer in respect of Alternative Loan Trust 2001-8, Mortgage Pass-Through

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                  CWMBS, INC.
                         Alternative Loan Trust 2001-8
                       Mortgage Pass-Through Certificates

On December 25, 2001, The Bank of New York, as Trustee for CWMBS, INC., Alternative Loan Trust 2001-8 Mortgage Pass-Through Certificates, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2001, among CWMBS, INC. as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWMBS, INC., Alternative Loan Trust 2001-8 Mortgage Pass-Through Certificates relating to the distribution date of December 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2001


                                  CWMBS, INC.


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 12/25/01


          ------------------------------------------------------------
                             Countrywide Home Loans
       Alternative Loan Trust 2001-8, Mortgage Pass-Through Certificates
                                 Series 2001-17
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         64,127,313.58    7.000000%     8,281,568.33    374,075.98    8,655,644.31       0.00       0.00
                        A2        137,398,000.00    7.000000%     1,200,000.00    801,488.33    2,001,488.33       0.00       0.00
                        A3         15,232,488.56    0.000000%             0.00          0.00            0.00       0.00       0.00
                        A4         54,000,000.00    7.000000%             0.00    315,000.00      315,000.00       0.00       0.00
                        PO            754,061.75    0.000000%         1,390.19          0.00        1,390.19       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           6,287,906.82    7.000000%         4,486.73     36,679.46       41,166.19       0.00       0.00
                        B1          2,844,529.28    7.000000%         2,029.71     16,593.09       18,622.80       0.00       0.00
                        B2          2,245,681.01    7.000000%         1,602.40     13,099.81       14,702.21       0.00       0.00
                        B3          1,347,408.60    7.000000%           961.44      7,859.88        8,821.32       0.00       0.00
                        B4            598,848.27    7.000000%           427.31      3,493.28        3,920.59       0.00       0.00
                        B5            898,416.60    7.000000%           641.06      5,240.76        5,881.82      49.19       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        285,734,654.46     -            9,493,107.17  1,573,530.59   11,066,637.76      49.19     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         55,845,745.25              0.00
                                A2        136,198,000.00              0.00
                                A3          1,532,344.74              0.00
                                A4         54,000,000.00              0.00
                                PO            752,671.56              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           6,283,420.09              0.00
                                B1          2,842,499.56              0.00
                                B2          2,244,078.61              0.00
                                B3          1,346,447.16              0.00
                                B4            598,420.96              0.00
                                B5            897,775.54              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        262,541,403.47     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/01


          ------------------------------------------------------------
                             Countrywide Home Loans
       Alternative Loan Trust 2001-8, Mortgage Pass-Through Certificates
                                 Series 2001-17
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     64,127,313.58     7.000000% 12669B7B2   110.420911      4.987680    744.609937
                           A2    137,398,000.00     7.000000% 12669B7C0     8.510759      5.684395    965.956964
                           A3     15,232,488.56     0.000000% 12669B7D8     0.000000      0.000000    102.367876
                           A4     54,000,000.00     7.000000% 12669B7E6     0.000000      5.833333  1,000.000000
                           PO        754,061.75     0.000000% 12669B7F3     1.776021      0.000000    961.566591
Residual                   AR              0.00     0.000000% 12669B7G1     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       6,287,906.82     7.000000% 12669B7H9     0.712179      5.822137    997.368268
                           B1      2,844,529.28     7.000000% 12669B7J5     0.712179      5.822137    997.368268
                           B2      2,245,681.01     7.000000% 12669B7K2     0.712178      5.822138    997.368270
                           B3      1,347,408.60     7.000000% 12669CAS9     0.712178      5.822133    997.368270
                           B4        598,848.27     7.000000% 12669CAT7     0.712183      5.822133    997.368264
                           B5        898,416.60     7.000000% 12669CAU4     0.712175      5.822132    997.368266
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     285,734,654.46       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
       Alternative Loan Trust 2001-8, Mortgage Pass-Through Certificates
                                 Series 2001-17
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       276,330,403.47   276,330,403.47
Loan count                    746              746
Avg loan rate           7.858505%             7.86
Prepay amount        9,199,862.50     9,199,862.50

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        53,290.76        53,290.76
Sub servicer fees      147,197.15       147,197.15
Trustee fees             2,143.01         2,143.01


Agg advances                  N/A              N/A
Adv this period         41,358.22        41,358.22

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                6,000,000.00     6,000,000.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.025753%           100.000000%            271,511,863.89
   -----------------------------------------------------------------------------
   Junior            4.974247%             0.000000%             14,212,641.92
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           9                 3,692,760.68
60 to 89 days                           1                   706,790.52
90 or more                              0                         0.00
Foreclosure                             2                   962,500.00

Totals:                                12                 5,362,051.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,066,637.76         11,066,637.76
Principal remittance amount            9,493,107.17          9,493,107.17
Interest remittance amount             1,573,530.59          1,573,530.59